Outset Medical Investor Presentation February 2022 Exhibit 99.2

Forward-looking statements and non-GAAP information This presentation and the accompanying oral statements contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or similar expressions. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. These forward-looking statements include, but are not limited to, statements about our possible or assumed future results of operations and financial position, including expectations regarding projected revenues, and revenue growth rate, gross margin, profitability and outlook, statements regarding our overall business strategy, plans and objectives of management, our expectations regarding the market sizes and growth potential for Tablo and the total addressable market opportunities for Tablo, our planned expansion within the home hemodialysis market (including projections regarding sales into the home market and such sales as a percentage of revenues), our expectations with respect to anticipated benefits of the TPNIES approval, as well as our expectations regarding the continuing impact of the COVID-19 pandemic on us and our operations as well as the impact on our customers and suppliers. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause actual results to differ materially from those expressed or implied in these forward-looking statements. These risks and uncertainties include: our future financial performance, including our expectations regarding our revenues, cost of revenues, operating expenses, gross margin and our ability to achieve and maintain future profitability; continued execution of our initiatives designed to reduce the cost of producing and shipping Tablo devices and our ability to achieve projected cost reductions at the levels or within the timeframe we estimate; our ability to attain market acceptance among providers and patients; our ability to manage our growth; our expansion into the home hemodialysis market; our ability to ensure strong product performance and reliability; our relations with third-party suppliers, including contract manufacturers and single source suppliers; our ability to overcome manufacturing disruptions; the impact of COVID-19, natural or man-made disasters, and similar events, on our industry, business and results of operations; our ability to offer high-quality support for Tablo; our expectations of the sizes of the markets for Tablo; our ability to innovate and improve Tablo; our ability to effectively manage privacy, information and data security; concentration of our revenues in a single product and concentration of a large percentage of our revenues from a limited number of customers; our ability to compete effectively; our ability to accurately forecast customer demand and manage our inventory; our ability to ensure the proper training and use of Tablo; and our compliance with FDA and other regulations applicable to our products and business operations; as well as other risks and uncertainties described in the Risk Factors section of our public filings with the SEC, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements should be considered in light of these risks and uncertainties, and you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of their date and we undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future developments or otherwise. This presentation and the accompanying oral presentation also contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. In addition to financial information presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation and the accompanying oral statements include certain non-GAAP financial measures, which may include non-GAAP gross profit/loss, gross margin, operating expenses, net income/loss, and basic and diluted net income/loss per share. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for or superior to financial information presented in accordance with GAAP. There are limitations related to the use of non-GAAP financial measures because they are not prepared in accordance with GAAP, may exclude significant expenses required by GAAP to be recognized in our financial statements, and may not be comparable to non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation. 2

Tablo is a disruptive, first-of-its-kind technology designed to reduce the cost and complexity of dialysis. 3

Investment highlights SUMMARY Proven management team with track record of execution $11.4B U.S. U.S. total addressable market1 Recent reimbursement tailwinds expected to drive home dialysis adoption Established footprint in $2.5B U.S. acute care market is a strategic entry point for $8.9B U.S. home market Guidance of 38% – 46% revenue growth in 2022 and ~50% gross margin in 2025 271% 3-year revenue CAGR (2018–2021) Growth in recurring revenue from higher-margin consumables and services 1. Company estimates based on data contained in U.S. Renal Data System’s 2021 Annual Data Report 4

Dialysis is one of the largest, most expensive, least-changed sectors of healthcare $73B Annual spending on dialysis in the U.S. $41B Paid by Medicare Percentage of entire Medicare budget spent on dialysis for ESRD patients, who comprise 1% of the Medicare population (2019) 2020 810,000 ESRD patients 85,000,000 annual dialysis treatments 2030 7% for 1% Company estimates based on and data contained in U.S. Renal Data System’s 2021 Annual Data Report Expected ESRD patient population growth by 2030 as a result of aging, diabetes, hypertension and obesity 30% 5

CURRENT STATE Patients are treated with dialysis across multiple settings of care ACUTE CARE Hospital & sub-acute based dialysis 4.5 million Treatments/year1 ~ 3% Annual growth rate 81 million Treatments/year2 8–10% Annual growth rate for home dialysis CHRONIC CARE In-center, transitional care & home hemodialysis Company estimates based on 2020 Definitive Healthcare data Company estimates based on data contained in U.S. Renal Data System’s 2021 Annual Data Report 6

CURRENT STATE

7

The result: hospitals lose money while patient outcomes remain poor

34% readmission
30-day hospital readmission rate for hemodialysis patients[3]

60% "crash" into dialysis

130,000 new ESRD patients diagnosed annually in the U.S.[2]

ACUTE

$5,000–$15,000
Average loss by hospital for each inpatient stay for renal failure with dialysis[1]

CHRONIC

$25 billion spent on in-center dialysis treatments annually[2]

CLINIC

88% of chronic patients undergo dialysis in clinic

1. 2019 Medicare Claims data for MS-DRG 682 and MS-DRG 683
2. Company estimates based on, and data contained in, U.S. Renal Data System's 2021 Annual Data Report
3. Hickson LJ. et al. Nephron. 2018 ; 139(1): 1–12.

Complicated Burdensome Inflexible Expensive labor and supplies Operational inefficiency Low adoption and retention at home Innovation is desperately needed 8

A first-of-its-kind enterprise solution that replaces multiple machines and a water treatment room with a single device Anywhere An electrical outlet and tap water instead of costly fixed infrastructure Anytime Water purification and dialysate on demand, customized to the patient’s prescription Anyone Sensors, data analytics and a touchscreen interface make Tablo easy to learn and use 9

Broad technology innovation drives execution against key strategic initiatives Benefits to customers EMR-integrated treatment data and Tablo fleet management Remote diagnostics and predictive maintenance Remote treatment monitoring and clinical analytics Benefits to Outset Operating efficiencies and gross margin expansion State-of-the-art, cloud-based manufacturing and quality documentation system Digitized supply chain, virtual distribution and logistics tracking Tablo Cloud 2-way wireless data ecosystem 10

$8.9 billion1 U.S. Home market $2.5 billion1 U.S. Acute Care market Hospitals, Long-Term Acute Care, Skilled Nursing Facilities $11.4B U.S. addressable market DIALYSIS CARE LANDSCAPE 88% Dialysis in clinic 12% Dialysis at home Note: “CKD” represents Chronic Kidney Disease; “ESRD” represents End Stage Renal Disease 1. Company estimates based on data contained in U.S. Renal Data System’s 2021 Annual Data Report 60% Crash into dialysis 40% Managed into dialysis ACUTE CHRONIC CKD/ESRD PATIENTS 11

Dialysis is a cost center for hospitals ACUTE CARE No separate DRG for inpatient dialysis; ~600 DRGs involved dialysis in 2018 60% of hospitals stays involving dialysis resulted in negative operating margin, with average loss of $5,000–$15,000 per stay 536,000 ESRD annual admissions 454,000 Additional Acute Kidney Injury annual admissions Company estimates based on data contained in U.S. Renal Data System’s 2021 Annual Data Report and 2020 Definitive Healthcare data; 2019 Medicare claims data for MS-DRG 682 and MS-DRG 68 12

Significant cost savings generated for leading hospitals and health systems ACUTE CARE $5.4M Pre-Tablo $1.5M Supplies savings $1.4M Labor savings $2.4M Post-Tablo Case Study ICU Dialysis Cost Cut by 55% Cleveland Clinic 55% Total potential cost savings $300–$500/Tx Potential payback period <1 year PROJECTED ANNUAL ICU DIALYSIS COST Source: Cleveland Clinic; company estimates based on data provided by third party health system 13

Tablo enables health systems to optimize patient care from the ICU to the home ACUTE CARE Home peritoneal dialysis Home hemodialysis Incident ESRD patients Chronic kidney disease patients ACUTE CHRONIC 01 Reduce acute labor and supplies cost by up to 80%1 02 Over 50 % of chronic dialysis patients managed at home2 03 Drive $15,000–$17,000 in annual profit per Tablo Home patient3 Based on costs for dialysis in the ICU Chan CT. et al. Kidney International (2019) 96, 37–47 Based on 5-year calculation for Tablo Home program. Key assumptions: $350 per treatment ✗ 3.5 treatments per week 14

ACUTE CARE

15

The Tablo Home program brings economic opportunity

$15,000–$17,000

Amount of annual profit each patient has the potential to generate for the provider[1]

ESRD patients	1,000
Annual revenue outsourced to 3rd party dialysis operators[2]	~$36 million

Converting 30% of ESRD patients to home program drives	~$5 million in annual profit

1. Based on 5-year calculation for Tablo Home program. Key assumptions: $350 per treatment ✗ 3.5 treatments per week
2. Key assumptions: $350 per treatment, factoring in an estimated 65% Medicare payer mix from hospital cost report data for home-only programs

Physicians and patients prefer Tablo ACUTE CARE NEPHROLOGISTS n=184 IN-CENTER & PERITONEAL DIALYSIS PATIENTS n=138 77% Rated Tablo as a significant clinical improvement 98% Said Tablo’s benefits make them more likely to recommend home dialysis 72% Rated Tablo as a significant clinical improvement 77% Rated Tablo’s benefits as making them more likely to try home dialysis Company analysis undertaken with a third party. For additional clinical evidence, including from the XTEND and The First 1,000 Real-World Treatment studies, visit https://outsetmedical.com/clinical-evidence/ XTEND Study Highlights 50 Consecutive Tablo XT treatments 23.5 hrs Median treatment time in the ICU setting 4 % Ended due to clotting 14 sec Average alarm resolution time The First 1,000 Real-World Treatments Study Highlights 100 % Patient retention, with no patients opting out of Home Hemodialysis (HHD) 93% Treatment adherence 95% Treatments completed within 10% of prescribed time 16

The home market is significantly underpenetrated HOME CARE Company estimates based on, and data contained in, U.S. Renal Data System’s 2021 Annual Data Report ~570,000 Chronic dialysis patients 30% Patients eligible for home hemodialysis 2% Patients on home hemodialysis Historical barriers Medicare reimbursement misaligned with treatment frequency Inadequate provider payment incentives Cumbersome technology and training 17

Tablo addresses key barriers to home dialysis adoption and retention HOME CARE 3x Treatments per week <25 hours Training per patient 0 hours Dialysate prep time 5–6 Treatments per week 100 hours Training per patient 16–24 hours Dialysate prep time per week Historical device 18

Trial participants Met efficacy endpoints Achieved weekly Std Kt/V ≥ 2.1 Met safety endpoints 1.8% overall incidence of adverse events High home retention rate and treatment compliance 0 % Drop-out during in-home period 99 % Adherence to prescribed home treatment frequency 0 Pre-specified adverse events related to Tablo HOME CARE IDE trial demonstrated Tablo’s safety and effectiveness in the home 26–71 Years of age 43% Black / Hispanic 27% Latino 60% History of diabetes 96% History of hypertension In-Center % weeks that met primary endpoint 2.8 Avg In-Home % weeks that met primary endpoint 2.8 Avg 99.5% 98.3% For additional clinical evidence, visit https://www.outsetmedical.com/clinical-evidence/ 19

Touchscreen System simplicity of training tools Treatment setup Alarm troubleshooting Adaptability into your home environment Treatment take-down Machine clean-up and general care Management of dialysis supplies Ease of saline bolus application User flexibility Overall ease of use 100% 89.3% 86.4% 85.3% 84% 83.7% 83.7% 80.6% 78.3% 75.8% 85.6% 0% 10.7% 13.6% 14.7% 16% 16.3% 16.3% 19.4% 21.7% 24.2% 14.4% Felt more energized after dialysis 34% Reported less cramping during treatment 61% Felt more relaxed during treatment 48% Experienced fewer headaches after dialysis 47% Reported fewer alarms during treatment 78% PATIENT PREFERENCE RESULTS—TABLO VS PRIOR HOME SYSTEM Patients prefer Tablo for home1 Surveyed 13 patients in the IDE previously at home using the incumbent HHD machine Preferred Tablo Preferred prior system Patients report fewer symptoms on Tablo2 Patient-reported outcomes survey comparing in-clinic treatments on Tablo vs. their previous dialysis machine Outset 2019 IDE trial Alvarez L, May Y, Chertow G. Early Patient Experience with the Tablo Hemodialysis System Positive Tablo patient experience HOME CARE 20

HOME CARE Reimbursement tailwinds for home dialysis on Tablo 2022–2023 TPNIES ~$23-25/treatment on top of the Medicare base rate for each Tablo home treatment over 2 years CMS determined Tablo to be a substantial clinical improvement over incumbent device Payment is per treatment, irrespective of number of treatments per week 2024–2027 ESRD Treatment Choices Model (ETC) ETC provides for additional payments (up to ~8%) or for reductions in payments (down by ~10%) depending on ability to drive home dialysis adoption and transplant wait list additions Biden Administration further strengthened the ETC for 2022 by further elevating the home dialysis rates providers must achieve to receive the incremental improvement and/or avoid penalties New Health Equity Incentive (HEI) starts July 2022 and rewards providers for a 2.5% increase in home dialysis and transplant adoption by low-income patients CMS methodology: Price of console/5 yr useful life = $X/156 treatments per year = $Y/Tx x 0.65 = $Z/Tx - $9.50/Tx to account for what CMS already pays for equipment/Tx 21

Outset’s highly efficient business model PROFILE SINGLE PLATFORM Optimizes commercial outreach and manufacturing DATA ECOSYSTEM Streamlines service and support CONSOLE UTILIZATION Leads to higher treatment revenue mix ONGOING REVENUE Initial console purchase generates recurring and predictable consumable and service revenue INITIAL CONSOLE PURCHASE 22

Integrated commercial strategy drives acute growth and home expansion PROFILE CLINICAL SALES REPS Utilization and fleet expansion CAPITAL SALES TEAM System-wide console adoption FIELD SERVICE ENGINEERS Technical support Top-down installed base growth through national and regional customers Expand within each location and across the system Target health systems and innovative care providers Grow patient adoption, retention and cost of care evidence base SAME CUSTOMERS, PHYSICIANS, TRAINING AND SUPPORT ACUTE STRATEGY HOME STRATEGY 23

+113% CAGR 102.6 28.2 17.2 49.9 15.1 2022E 2021 2019 2020 2.8% GM%2 12.0% Fourth quarter revenue ($M) Annual revenue ($M) Strong financials PROFILE as of Dec. 31, 2021 Acute Strong momentum with both new and existing customers Home Encouraging results on faster training and differentiated retention Secured landmark TPNIES approval from CMS Gross margin Achieved console insourcing goal and 100% of consoles now manufactured in Mexico facility Units deployed Total: ~2,600 Acute Care: 2,000 Sub-Acute: 300 Clinics & Home: 300 Year-end backlog 2020: 551 2021: 1,251 Total cash $372.81 million +63% Includes restricted cash and short-term investments Non-GAAP; see GAAP to non-GAAP reconciliation in the appendix 4Q 2020 4Q 2021 24 142– 150

Strategic focus and key 2022 priorities PROFILE Revenue growth Guidance of 38%–46% revenue growth in 2022 Health system-centric enterprise solution sold through ongoing land- and-expand model into national and regional health systems Inflection in Tablo home sales Gross margin improvement Guidance of gross margin expansion to the high teens for the full year 2022 Deliver on ongoing cost reduction roadmap Drive Tablo treatment utilization Home expansion Guidance of a more than doubling of home revenue exiting 2022, representing mid-teens percentage of total revenue 100 home programs in place with both health systems and specialty providers Maintain highly differentiated patient retention rate 25

Outset Medical 3052 Orchard Drive San Jose, CA 95134 outsetmedical.com 26

Appendix 27

Reconciliation between GAAP and non-GAAP net loss attributable to common stockholders: Reconciliation between GAAP and non-GAAP net loss per share attributable to common stockholders: Reconciliation between GAAP and non-GAAP results of operations: Three Months Ended Years Ended December 31, 2021 2020 December 31, 2021 2020 $ (0.87) $ (0.75) $ (2 . . 89) $ (4.85) GAAP net loss per share to common stockholders, diluted Stock-based compensation expense 0.10 0.15 0.38 1.31 Non-GAAP net loss per share to common stockholders, diluted $ (0.77) $ (0.60) $ (2.51) $ (3.54) Three Months Ended Years Ended December 31, 2021 2020 December 31, 2021 2020 $ (41,232) $ (32,043) $ (1 3 1 ,935 ) $ (79,324) GAAP net loss attributable to common stockholders, diluted Stock-based compensation attributable to common stockholders, diluted $ (3 6,440 ) $ ( 2 5,775 ) $ ( 1 1 4,490 ) $ (57,885) Years Ended December 31, Three Months Ended December 31, 2021 2020 $ 3,321 $ 417 68 74 GAAP gross profit Stock-based compensation expense Non-GAAP gross profit 2020 $(13,037) 255 $(12,782) GAAP gross margin Stock-based compensation expense Non-GAAP gross margin $ 3,389 11.8% 0.2 12.0% $ 491 2.4% 0.4 2.8% 2021 $ 7,608 269 $ 7,877 7.4% 0.3 7.7% (26.1) % 0.5 (25.6) % GAAP research and development expense $ 11,410 $ 7,784 $ 36,741 $ 28,850 Stock-based compensation expense (1,241) (1,289) (3,809) (4,615) Non-GAAP research and development expense $ 10,169 $ 6,495 $ 32,932 $ 24,235 GAAP sales and marketing expense $ 22,991 $ 15,198 $ 65,070 $ 45,068 Stock-based compensation expense (1,896) (1,595) (5,897) (4,423) Non-GAAP sales and marketing expense $ 21,095 $ 13,603 $ 59,173 $ 40,645 GAAP general and administrative expense $ 9,719 $ 9,050 $ 36,316 $ 30,512 Stock-based compensation expense (1,587) (3,310) (7,470) (12,146) Non-GAAP general and administrative expense 4,792 6,268 17,445 21,439 expense $ 8,132 $ 5,740 $ 28,846 Non-GAAP net loss per share GAAP total operating expense $ 44,120 $ 32,032 $ 138,127 $ 18,366 $ 104,430 Stock-based compensation expense (4,724) (6,194) (17,176) (21,184) Non-GAAP total operating expense $ 39,396 $ 25,838 $ 120,951 $ 83,246 Non-GAAP reconciliations APPENDIX Results of Operations—Non-GAAP (unaudited) (in thousands, except per share amounts) 28